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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A



       Current Report (Amendment No. 1) Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                FEBRUARY 14, 2000
                Date of Report (Date of earliest event reported)
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                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)
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           DELAWARE                        0-24975               94-3236644
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
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                                 (404) 495-7600
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  Item 7 of the previous filing on Form 8-K, filed on February 14, 2000, is amended therein by adding the following exhibits, as attached hereto:

                  Exhibit 2.1 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000.*

                  Exhibit 2.2 Agreement and Plan of Merger between Healtheon/WebMD Corporation, Avicenna
                                    Systems Corporation and CareInsite, Inc., dated February 13, 2000.*

                  Exhibit 9.1 Voting Agreement by Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.

                  Exhibit 9.2 Voting Agreement by Avicenna Systems Corp. and Healtheon/WebMD Corporation, dated as of February 13, 2000.

                  Exhibit 9.3 Voting Agreement by Cerner Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.


                  * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHEON/WEBMD CORPORATION



Dated: February 18, 2000               By: /s/ Jack Dennison
                                          --------------------------------------
                                       Name:   Jack Dennison
                                       Title:  Executive Vice President and
                                               General Counsel



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                                  EXHIBIT INDEX

EXHIBIT
  NO.           DESCRIPTION

  2.1 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000.

  2.2 Agreement and Plan of Merger between Healtheon/WebMD Corporation, Avicenna Systems Corporation and CareInsite, Inc., dated February 13, 2000.

  9.1 Voting Agreement by Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.

  9.2 Voting Agreement by Avicenna Systems Corp. and Healtheon/WebMD Corporation, dated as of February 13, 2000.

  9.3 Voting Agreement by Cerner Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.



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